U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934


Date of Report (date of earliest event reported):
February 20, 2008


LEXIT TECHNOLOGY,
INC.
(Exact name of registrant as specified in its charter)


Colorado
(State or other jurisdiction of incorporation)

000-52503
None
(Commission File No.)
(IRS Employer
Identification No.)

9595 Wilshire Blvd., Suite 900
Beverly Hills, CA 92012
P: 877-565-0515
F: 302-861-3738

(Address and telephone number of principal executive offices and place of business)

 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

?
Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)


?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)


?
Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))


?
Pre-commencement communications pursuant to
Rule 13ed-4(c) under the Exchange Act (17 CFR
240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND
OPERATIONS
ITEM 1.02 TERMINATION OF A MATERIAL
DEFINITIVE AGREEMENT

On February 20, 2008, the Registrant terminated the
Asset Purchase Agreement with SmartWear
Technologies, Inc, dated November 6, 2007, among the
Registrant and SmartWear Technologies, Inc. The terms of the Agreement were previously disclosed by the Registrant on its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2007.

The termination of the agreement is authorized by
Section 10.1 (a) of the Agreement "by mutual consent of Lexit and SWT". The Registrant and SmartWear
Technologies mutually agreed to the termination of the Agreement.

For all the terms and conditions of the Agreement, reference is hereby made to such agreement annexed as Exhibit 10.1 to the Registrant's Current Report on
Form 8-K filed with the Securities and Exchange
Commission on November 8, 2007. All statements made herein concerning the foregoing agreement are qualified by reference to such exhibit.

Section
9 -
Financial Statements and Exhibits
Item
9.01
Financial Statements and Exhibits



       a) Financial Information. Not
applicable


       (b) Pro forma financial information.
Not applicable


       (c) Exhibits. The following exhibit is
included with this report



SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Lexit Technology, Inc.





Dated:  February 20,
2008
By
:
/s/ AL KENNEDY



Name: AL KENNEDY



Title: President














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